Item 13(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Frank Waterhouse, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer of Highland Opportunities Income Fund (the “Registrant”), certify that:

1. This Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 8, 2024